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Exhibit 10(an)

AMENDMENT NUMBER ONE
TO THE
MAGELLAN HEALTH SERVICES, INC.
2000 LONG-TERM INCENTIVE COMPENSATION PLAN

        Pursuant to the powers of amendment reserved in Article XVIII of the Magellan Health Services, Inc. 2000 Long-Term Incentive Compensation Plan (the "Plan"), Magellan Health Services, Inc. hereby amends the Plan as follows:

1.

        Article I of the Plan hereby is amended by deleting the same in its entirety and by substituting the following therefor:

"ARTICLE I
PURPOSE

        The purpose of the 2000 Long-Term Incentive Compensation Plan is to promote the long-term viability and financial success of Magellan Health Services, Inc. (the "Company") and its Affiliates. The Plan is designed to enable key employees, non-employee members of the Board and consultants to acquire or increase a proprietary interest in the Company."

2.

        Section 2.18 of the Plan hereby is amended by deleting the same in its entirety and by substituting the following therefor:

        "Participant' means any key employee, non-employee member of the Board or consultant of the Company or of an Affiliate, including any key employee who is a member of the Board, who satisfies the requirements of Article V of the Plan."

3.

        Section 4.01 of the Plan hereby is amended to add the following sentence at the end thereof:

        "Notwithstanding any provisions of this Section 4.01 to the contrary, and subject to limits on individual Awards set forth herein, the maximum number of shares of Common Stock available for Awards under the Plan to non-employee members of the Board shall be one hundred twenty thousand (120,000)."

4.

        Article V of the Plan hereby is amended by deleting the same in its entirety and by substituting the following therefor:

"ARTICLE V
ELIGIBILITY

        Key employees, non-employee members of the Board and consultants of the Company or of any Affiliate are eligible to receive Awards under the Plan. An individual may receive more than one Award. The selection of Participants under the Plan shall be made by the Committee in the exercise of its sole discretion. With respect to the selection of eligible key employees, the Committee shall base such selection on the employees' job responsibilities and present and potential contributions to the success of the Company and its Affiliates."

5.

        Article VI of the Plan hereby is amended by deleting the same in its entirety and by substituting the following therefor:

"ARTICLE VI
GRANT OF AWARDS

        The Committee may, from time to time, grant Awards to one or more persons eligible for Awards under the provisions of Article V. In determining the size of Awards, the Committee shall take into account a Participant's areas of responsibilities, his or her performance, potential and level and form of compensation, the Fair Market Value at the time of the Award and such other considerations as the Committee deems appropriate."

6.

        The first sentence of Section 7.01 of the Plan hereby is amended by deleting the same in its entirety and by substituting the following therefor:

        "One or more options may be granted to any persons eligible for Awards under the provisions of Article V."

7.

        Section 7.02 of the Plan hereby is amended by adding the following new sentence at the end thereof:

        "Notwithstanding any provisions of this Section 7.02 to the contrary, "incentive stock options" may be granted only to employees of the Company or of any Affiliate."

8.

        Section 7.08(ii) of the Plan hereby is amended by deleting the same in its entirety and by substituting the following therefor:

        "(ii) Termination of Employment or Cessation of Relationship.

        "(a) Death, Disability, or Retirement. Except as otherwise provided in a Participant's Agreement, in the event of a Participant's death or Disability, Options shall become exercisable according to the terms of the Agreement. In the event of the Retirement of a Participant who is an employee of the Company or of an Affiliate, the Committee may accelerate the exercisability of Options.

        "(b) Other Than Death, Disability, or Retirement. Each Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following either the termination of the Participant's employment with the Company or any Affiliate or, if the Participant is not an employee, the cessation of the Participant's relationship with the Company and its Affiliates, for reason other than death, Disability or Retirement. Such provisions shall be determined in the sole discretion of the Board, shall be included in the Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article VII and may reflect distinctions based on the reasons for such termination or cessation."

9.

        The title of Section 8.04 and Section 8.04 (ii) and (iii) of the Plan hereby are amended by deleting the same in their entirety and by substituting the following therefor:

        "Termination of Employment or Cessation of Relationship.

        "(ii) Retirement. In the event of the Retirement of a Participant who is an employee, the Committee may terminate any remaining restrictions on Restricted Stock.

        "(iii) Other Than Death, Disability or Retirement. Unless otherwise provided by the Committee in a Participant's Agreement, in the event of the termination of the Participant's employment with the Company or any Affiliate or, if the Participant is not an employee, the cessation of the Participant's relationship with the Company and its Affiliates, for reason other than death, Disability or Retirement, prior to the lapse of all restrictions applicable to Restricted Stock awarded to such Participant, the shares of Restricted Stock awarded to the Participant shall be forfeited to the Company, as of the effective date of such termination or cessation. With respect to Participants who are employees, the Committee may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed a termination of employment."

10.

        Section 9.07 of the Plan hereby is amended by deleting the same in its entirety and by substituting the following therefor:

        "Termination of Employment or Cessation of Relationship. Each Agreement shall set forth the extent to which the Participant shall have the right to exercise the Stock Appreciation Right following either the termination of the Participant's employment with the Company or any Affiliate or, if the Participant is not an employee, the cessation of the Participant's relationship with the Company and its Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Agreement entered into with Participants, need not be uniform among all Stock Appreciation Rights issued pursuant to the Plan and may reflect distinctions based on the reasons for such termination or cessation."

11.

        Section 10.04 of the Plan hereby is amended by deleting the same in its entirety and by substituting the following therefor:

        "Termination of Employment or Cessation of Relationship. Each Agreement shall set forth the extent to which the Participant shall have the right to receive a payout with respect to any outstanding Performance Shares or Performance Units following either the termination of the Participant's employment with the Company or any Affiliate or, if the Participant is not an employee, the cessation of the Participant's relationship with the Company and its Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Agreement entered into with Participants, need not be uniform among all Performance Shares and Performance Units issued pursuant to the Plan and may reflect distinctions based on the reasons for such termination or cessation."

12.

        The second sentence of Article XI of the Plan hereby is amended by deleting the same in its entirety and by substituting the following therefor:

        "Each grant of Dividend Units shall be evidenced by an Agreement that shall specify the terms and conditions applicable to such Award, including the treatment of such Award upon either the termination of the Participant's employment with the Company or any Affiliate or, if the Participant is not an employee, the cessation of the Participant's relationship with the Company and its Affiliates."

13.

        The title of Section 12.05 and the first paragraph of Section 12.05(i) of the Plan hereby are amended by deleting the same in their entirety and by substituting the following therefor:

        "Termination of Employment or Cessation of Relationship.

        "(i) Termination of Employment or Cessation of Relationship Due to Death, Disability or Retirement. Unless determined otherwise by the Committee, in the event of the termination of the Participant's employment with the Company or any Affiliate or, if the Participant is not an employee, the cessation of the Participant's relationship with the Company and its Affiliates, for reason of death, Disability or Retirement during a Plan Year, the Participant shall receive a payout of the Incentive Awards which is prorated, as specified by the Committee in its discretion."

14.

        Section 12.05(ii) of the Plan hereby is amended by deleting the same in its entirety and by substituting the following therefor:

        "(ii) Termination of Employment or Cessation of Relationship for Other Reasons. In the event of the termination of the Participant's employment with the Company or any Affiliate or, if the Participant is not an employee, the cessation of the Participant's relationship with the Company and its Affiliates, for any reason other than those reasons set forth in Section 12.05(i) herein, all Incentive Awards shall be forfeited by the participant to the Company unless determined otherwise by the Committee."

15.

        Subject to the approval of the Company's stockholders, the effective date of this Amendment Number One to the Plan shall be December 7, 2000.

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  Exhibit 10(an)
AMENDMENT NUMBER ONE TO THE MAGELLAN HEALTH SERVICES, INC. 2000 LONG-TERM INCENTIVE COMPENSATION PLAN